Statutory Reserves and Restricted Net Assets	12 Months Ended
Dec. 31, 2025
Statutory Reserves And Restricted Net Assets [Abstract]
Statutory Reserves and Restricted Net Assets
16.
Statutory reserves and restricted net assets

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s PRC subsidiaries incorporated in PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The consolidated results of operations reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s subsidiaries.

Under PRC law, the Company’s subsidiaries located in the PRC (collectively referred as the (“PRC entities”) are required to provide for certain statutory reserves, namely a general reserve, an enterprise expansion fund and a staff welfare and bonus fund. The PRC entities are required to allocate at least 10% of their after-tax profits on an individual company basis as determined under PRC accounting standards to the statutory reserve and has the right to discontinue allocations to the statutory reserve if such reserve has reached 50% of registered capital on an individual company basis. Amounts restricted include paid-in capital, additional paid-in capital, and the statutory reserve of the Company’s PRC subsidiaries.

The balance of restricted net assets was RMB3,692,933 and RMB3,944,871 as of December 31, 2024 and 2025, respectively.